SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report: July 18, 2003

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        Commission file number: 0-10140

CVB Financial Corp.
Incorporated pursuant to the Laws of California

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        Internal Revenue Service – Employer Identification No. 95-3629339

701 North Haven Avenue, Ontario, California 91764
 (909) 980-4030

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Item 1.	Changes in Control of Registrant

Not Applicable

Item 2.	Acquisition or Disposition of Assets

Not Applicable

Item 3.	Bankruptcy or Receivership

Not Applicable

Item 4.	Changes in Registrant's Certifying Accountant

Not Applicable

Item 5.	Other Events

Not Applicable

Item 6.	Resignations of Registrant's Directors

Not Applicable

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements

Not Applicable

(b) Pro Forma Financial Information

Not Applicable

(c) Exhibits

Exhibit 99.1 Press Release, dated July 16, 2003

Item 8.	Change in Fiscal Year

Not Applicable

Item 9.	Regulation FD Disclosure

The press release attached hereto as Exhibit 99.1, incorporated herein by reference, is being furnished in this Form 8-K under Item 9 in satisfaction of Item 12 - Disclosure of Results of Operations and Financial Condition in accordance with the Filing Guidelines issued by the Securities and Exchange Commission in Release 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CVB Financial Corp.

Date: July 18, 2003	By: /s/ Edward J. Biebrich, Jr.
Edward J. Biebrich, Jr.
Executive Vice President and Chief Financial and Accounting Officer

Exhibit Index

99.1 Press Release, dated July 16, 2003